                         HSBC Variable Insurance Funds


                                 Annual Report

                               December 31, 2002

HSBC VARIABLE INSURANCE FUNDS                                      ANNUAL REPORT
                                                               DECEMBER 31, 2002
--------------------------------------------------------------------------------


Table of Contents                                       Page

Market Review.........................................   1
Portfolio Reviews.....................................   3

Schedule of Portfolio Investments:

        HSBC Variable Growth and Income Fund..........   8
        HSBC Variable Fixed Income Fund...............  11
        HSBC Variable Cash Management Fund............  13

Statements of Assets and Liabilities..................  14
Statements of Operations..............................  15
Statements of Changes in Net Assets...................  16
Financial Highlights..................................  19
Notes to Financial Statements.........................  22

HSBC VARIABLE INSURANCE FUNDS                                      ANNUAL REPORT
HSBC ASSET MANAGEMENT (AMERICAS) INC.                          DECEMBER 31, 2002
--------------------------------------------------------------------------------


Market Review

The U.S. equity markets came under pressure early in the period, following the strong performance over the latter part of 2001. Concern over the timing and strength of an economic recovery, combined with anxiety over corporate accounting policies in the aftermath of the Enron scandal, pushed the U.S. equity markets into negative territory during the early part of the period. These issues continued to hang over the equity markets throughout the first half of 2002, overshadowing signs pointing to an economic recovery. Tensions in the Middle East, the India-Pakistan conflict, and further threats of terrorism also plagued investors during the first half of 2002, helping to push the major equity indices toward their September 21 lows by mid-year. The S&P 500 Index(1) recorded its worst first-half decline in over 30 years during 2002.

The equity markets proved to be volatile during the second half of 2002, especially during the third quarter. Both the S&P 500 and the blue-chip Dow Jones Industrial Average(2) declined over 17% during the third quarter, marking the largest quarterly decline for those indices since 1987. The U.S. equity markets experienced a turbulent month during July, with the S&P 500 dropping sharply, as much as 19%, before posting a strong rally towards the latter part of the month. Trading volume on the New York Stock Exchange was substantial during July, with volume topping 2 billion shares for an unprecedented five consecutive trading sessions late in the month. Continued concerns over accounting issues from bellwether companies, and eroding consumer confidence kept investors nervous, as did mounting tensions with Iraq.

By early October, the S&P 500 reached a five-year low, as negative earnings pre-announcements and disappointing third quarter profits from some companies pushed the equity markets lower. However, the equity markets rallied sharply during the remainder of October, and into early November. The October rally was fueled by a large number of companies reporting third-quarter earnings in line, or better, than expectations. Expectations of a cut in interest rates by the Federal Reserve Board (the "Fed") and an election-day victory by the Republican party, which gained control of both houses of Congress, kept the rally going into early November. The Fed did reduce the federal funds rate by a greater than expected 50 basis points during the early November meeting. We would note that the market rally was narrow in breadth and concentrated in lower quality companies during the October-November period. The equity markets trended lower during December, as investors endured a number of negative developments during the month. On the political front, continued concerns over a potential war with Iraq weighed on the equity markets, as did escalating tensions with North Korea. Oil prices climbed higher late in the year, reaching their highest level in two years amid an oil workers strike in Venezuela, the fourth largest supplier of oil to the U.S.

Despite the worst December performance in almost 70 years, the U.S. equity markets managed a gain during the fourth quarter, marking the first quarterly gain for the major U.S. equity indices since the fourth quarter of 2001. However, the equity markets registered a decline for the third consecutive year, marking the longest losing streak since the 1939-1942 period. During the year, the S&P 500 declined 22.1% on a total return basis, while the technology heavy NASDAQ Composite Index(2) returned -31.3%. Both the mid-cap as represented by the S&P 400 Mid-Cap Index(1) and small cap as represented by the S&P 600 Small Cap Index(1) indices outperformed their large cap brethren during 2002, declining 14.5% and 14.6%, respectively.

Outlook & Strategy

On balance, the recent economic data is positive, and the proposed stimulus changes that were recently announced should help demand and the economy in general. Consumer spending has continued to rise with rising income being the most important determinant. While holiday sales were not great, more recent news is encouraging as vehicle sales surged during December. The employment data continues to be mixed and the consumer confidence indices diverged in December. Productivity remains high, inflation and interest rates remain low, and significant capacity exists, so what is needed now is more demand. To accomplish that, consumer spending needs to keep rising modestly and business capital spending has to turn. We believe the recent stimulus plan announced should assist this trend.

------

(1) The Standard & Poor's 500 Stock Index (the "S&P 500") is comprised of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. Stock market as a whole. The Standard & Poor's MidCap 400 Index is comprised of 400 domestic stocks chosen for market size (median market capitalization of $676 million), liquidity and industry group representation. The Standard & Poor's SmallCap 600 Index is comprised of 600 domestic small capitalization stocks chosen for market size, liquidity and industry group representation. The indices are unmanaged and do not reflect the fees and expenses associated with a mutual fund. Investors cannot invest directly in an index, although they can invest in its underlying securities.
(2) The Dow Jones Industrial Average is the most widely used indicator of the overall condition of the stock market, a price-weighted average of 30 actively traded blue chip stocks, primarily industrials. The Nasdaq Composite Index is a market price only index that tracks the performance of domestic common stocks traded on the regular Nasdaq market as well as National Market System traded foreign common stocks and American Depository Receipts.

HSBC VARIABLE INSURANCE FUNDS                                      ANNUAL REPORT
HSBC ASSET MANAGEMENT (AMERICAS) INC.                          DECEMBER 31, 2002
--------------------------------------------------------------------------------


One of our biggest concerns continues to be the situation with Iraq, particularly the February timeframe for a potential conflict. Volatility is also a concern. U.S. markets now move from 1.2% to 1.8%, on average, per day, which is far above longer-term averages. Also, if Coca-Cola's recent decision to stop giving earnings guidance develops into a trend, it could lead to higher volatility, especially around earnings reporting season. While we believe the move towards giving guidance on key factors, rather than specific earnings and revenues, is a positive, the changes could be disruptive. With earnings reports about to begin, the pre-announcement period has been much quieter than usual. However, we are more concerned with what companies will say regarding their outlook for 2003. We feel pension expenses will continue to be a major issue, as will higher oil prices, which have spiked 17% since their November lows. With a soft global economy, companies facing higher energy costs will find it difficult to pass on the higher costs to consumers.

The upward move in the markets from the October lows has brought valuations close to fair levels. The rally to start 2003 was partly due to fund managers investing some of the cash they were sitting on at year-end and partly due to news leaks on President Bush's stimulus package. There will be significant negotiations in Washington for several months on the various details of the stimulus package, which contains a proposal that would eliminate the personal tax on dividends. Therefore we believe it is premature to make investment decisions based on dividend taxation relief. With financial yields extremely low across all assets, even marginal tax changes may carry considerable sway in the investment decision of taxable investors. With half the year's expected return produced in one week, we believe volatility will remain high, and the upcoming earnings season could lead to softer markets as companies discuss their 2003 outlook. The markets will need earnings growth to move higher.

HSBC VARIABLE GROWTH AND INCOME FUND                               ANNUAL REPORT
PORTFOLIO REVIEW                                               DECEMBER 31, 2002
--------------------------------------------------------------------------------


by Frederic Lutcher III, CFA
Senior Portfolio Manager, Managing Director
HSBC Asset Management (Americas) Inc.

The Fund trailed the S&P 500 during the period with a -24.9% total return, compared to a -22.1% total return for the S&P 500. At the start of the period, we employed a "barbell" approach across the portfolio, assuming lower risk in certain sectors and holdings, such as health care and consumer staples, while preparing to take advantage of any cyclical market improvements with higher beta(1) positions in other sectors, including consumer discretionary and information technology. Over the first half of the year, we moved towards a sector neutral position as part of a defensive strategy during a period of heightened uncertainty in the equity markets. On the whole, our strategy with regard to stock selection varied between sectors. For example, in utilities, the Fund had exposure to slower growth defensive names, with attractive dividend yields, that have demonstrated a long track record of consistent earnings growth and healthy balance sheets, like Consolidated Edison, Inc. (0.64% of net assets). In other sectors like consumer discretionary, while we have exposure to powerful, stable retailers like Wal-Mart Stores, Inc. (3.54%) and Home Depot, Inc. (1.06%), the Fund also had exposure to specialty retailers like The Gap, Inc. (1.48%), and travel related companies like Starwood Hotels & Resorts Worldwide, Inc. (1.12%), companies that stand to benefit from an improving economy.*

Towards the latter part of the year, we began to slowly move the Fund away from sectors where we believe there is opportunity to add value through sector allocation, such as the industrials sector. As stated earlier, the market rally during the fourth quarter, specifically during November, was narrow in breadth and concentrated in what we believe to be lower quality companies. However, we maintained our investment discipline, not chasing what we believe are lower quality companies as they rallied. The Fund held a modest cash position during the quarter, which benefited relative performance as the equity markets declined for the year. Stock selection in industrials, consumer discretionary, consumer staples, and financials detracted from performance. Stock selection in the telecommunication services, information technology, and energy sector benefited relative performance.*

SECTOR WEIGHTING*
HSBC VARIABLE GROWTH & INCOME FUND vs. S&P 500
As of 12/31/2002

                               Portfolio  Benchmark     Absolute    Relative
Economic Sector                  Weight     Weight     Difference    Weight
---------------                  ------     ------     ----------    ------
Consumer Discretionary ...       12.46%      13.45%      -0.99         93%
Consumer Staples .........        9.38        9.48       -0.10         99%
Energy ...................        6.58        6.00        0.58        110%
Financials ...............       19.85       20.45       -0.60         97%
Health Care ..............       14.58       14.93       -0.35         98%
Industrials ..............       10.20       11.53       -1.33         88%
Information Technology ...       13.41       14.29       -0.88         94%
Materials ................        3.08        2.83        0.25        109%
Telecommunication Services        3.78        4.19       -0.41         90%
Utilities ................        2.96        2.85        0.11        104%
Cash .....................        3.72        0.00        3.72
                                ------      ------
Total ...............           100.00%     100.00%


--------
*   Portfolio composition is subject to change.
(1) Beta is a measure of a fund's sensitivity to market movements. A security's beta measures the expected change in the return on the market.

HSBC VARIABLE GROWTH AND INCOME FUND                               ANNUAL REPORT
PORTFOLIO REVIEW                                               DECEMBER 31, 2002
--------------------------------------------------------------------------------


10 LARGEST HOLDINGS*

Ticker                  Company Name           Sector           Portfolio Weight
------                  ------------           ------           ----------------

MSFT          Microsoft Corp.               Information Technology    4.72%
XOM           Exxon Mobil Corp.             Energy                    3.60
WMT           Wal-Mart Stores Inc.          Consumer Discretionary    3.52
PFE           Pfizer Inc.                   Health Care               3.08
C             Citigroup Inc.                Financials                3.02
GE            General Electric Co.          Industrials               2.94
AIG           American International Group  Financials                2.86
BAC           Bank of America Corp.         Financials                2.28
JNJ           Johnson & Johnson             Health Care               2.15
CAH           Cardinal Health Inc.          Health Care               2.10
              ----------------------------                           -----
              Weight of Top 10 Holdings                              30.27%

                                    [CHART]

          HSBC Variable Growth and Income    Fund S&P 500 Stock Index
5/00     10000                               10000
6/00     10040                               10036
9/00     10150                               9939
12/00    10260                               9161
3/01     8890                                8075
6/01     9320                                8548
9/01     7970                                7292
12/01    8504                                8071
3/02     8374                                8094
6/02     7220                                8081
9/02     5947                                6685
12/02    6385                                6421

Average Annual Total Return

1 Year........................................-24.92%
Since Inception (5/25/00).....................-15.83%

Past performance is not predictive of future results. Investment return and the principal value of shares in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.

The chart above represents a hypothetical $10,000 investment in the Fund versus a similar investment in the Fund's benchmark, and represents the reinvestment of dividends and capital gains in the Fund.

The performance of the HSBC Variable Growth & Income Fund is measured against the S&P 500 Stock Index, an unmanaged index generally comprised of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. stock market as a whole. The index is unmanaged and does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in the underlying securities.

--------
*Portfolio composition is subject to change.

HSBC VARIABLE FIXED INCOME FUND                                    ANNUAL REPORT
PORTFOLIO REVIEW                                               DECEMBER 31, 2002
--------------------------------------------------------------------------------


by Edward Merkle
Senior Portfolio Manager, Managing Director, Fixed Income
HSBC Asset Management (Americas) Inc.

For the year ended December 31, 2002, the shares of the HSBC Variable Fixed Income Fund produced a total return of 9.92%. That compared to a 10.27% total return for the Fund's benchmark, the Lehman Brothers Aggregate Bond Index.

The past year was another strong one for the bond markets as a struggling economy, geo-political strife, a weak equity market and an accommodative Fed all shared to create a lower interest environment which was beneficial to fixed income securities. For the year, U.S. Treasuries were the strongest sector for the second year in a row as it returned 11.79% for 2002. This was followed by U.S. agency securities which returned 11.01% and corporates at 10.12%. Bringing up the rear were asset-backed securities which returned 8.55% and mortgages at 8.75% as refinanced mortgages still remained a popular and money saving financial concept enjoyed by the U.S. consumer.

The first half of 2002 witnessed more of a mixed economic scenario as initial jobless claims remained above 400,000, underscoring weak labor market conditions and retail sales figures remained muted as the consumer stayed on the sidelines. However, first quarter Gross Domestic Product(1) ("GDP") was stronger than expected and manufacturing statistics started to show strength. These indicators generated mixed signals and as a result the Fed kept interest rates on hold. As the first half ended, the corporate bond markets were devastated by the accounting troubles at WorldCom, as spreads to U.S. Treasuries widened out considerably as investors wondered if additional land mines were ahead.

During the second half of 2002, the U.S. Treasury markets recovered from their historical lows in September and the first half of October. This was a result of many of the fundamental and technical strains, that had driven yields down, showing some sign of easing or at least not being as poor as had been believed. Once the earnings warning season passed, the actual earnings that companies reported were disappointing but not as poor as had been feared. From a technical standpoint there was a strong unwinding of long positions that were placed as certain large convexity players provided information indicating that they were no longer short their duration targets as had been thought. The consumer who was the strong link in terms of GDP growth began showing signs of cracking as car sales sank to ten month lows. September advance retail sales declined 1.2% and consumer confidence fell dramatically as October's reading came in at 79.4 versus September's reading of 90.0.

In November, the fixed income markets were taken by surprise on November 6th when the Fed lowered its target on the fed funds rate by a larger than anticipated 50 basis points. However, the Fed's bias with regard to the future moved to neutral indicating no further anticipated movement in the near term. Additionally, the next day the European Central bank did not "capitulate" and move to lower rates itself. The subsequent result was that yields across the short end of the curve actually rose while longer term yields moved lower.

The year ended on a high note as the Fixed Income markets rallied substantially. This rally was felt in all parts of the yield curve as the 30 year rose almost
5 1/2 points, the 10 year rose over 4 points, the 5 year almost 3 points and the 2 year over 1/2 point. Of note was the fact that the 2 year U.S. Treasury, which opened the month at a 2.07% yield ended the month at 1.60%, the lowest level since 1972. Additionally, the yield curve steepened further as 2-30 opened December at +297 basis points and finished the year at +316 basis points. The primary driving force behind this rally was a flight to quality caused by the continuing geo-political problems. In addition to the ongoing situation in Iraq, new nuclear fears were caused by North Korea's movement of materials necessary to create new atomic weapons. This latter event was particularly disturbing as North Korea broke their nuclear treaty with the U.S. and also asked United Nation's inspectors to leave the country. Add in the usual window dressing of buying U.S. Treasuries at calendar year-end and a full blown rally was underway.


------
(1) Gross Domestic Product (GDP) is the market value of the goods and services produced by labor and property in the United States. The GDP is made up of consumer and government purchases, private domestic investments, and net exports of goods and services.
(2) The Chicago Purchasing Managers Index and ISM Manufacturing Index reports are regional manufacturing reports released on the last day of the month. These survey's can help in forecasting the national purchasing index due to their timeliness and the fact that this region represents a reasonable cross section of national manufacturing activities.
(3) Beta is a measure of a fund's sensitivity to market movements. A security's beta measures the expected change in the return on the market.

HSBC VARIABLE FIXED INCOME FUND                                    ANNUAL REPORT
PORTFOLIO REVIEW                                               DECEMBER 31, 2002
--------------------------------------------------------------------------------


Turning to economic news, December revealed a mixed bag of statistics as weakness was seen in the Chicago Purchasing Manager's Index(2) report which fell from 54.3 to 51.3, Consumer Confidence which dropped from 84.1 to 80.3 and the unemployment rate which jumped from 5.7% to 6.0%. On the flip side, strength was seen in the ISM Manufacturing Index(2) number which rose to 49.2 from 48.5, Industrial production rose from a (0.6%) to a positive 0.1% and retail sales which grew to 0.4% from 0.0% a month earlier. Housing also was mixed with new homes and housing starts up and existing homes and building permits down.

We estimate that the Fed will leave interest rates unchanged at 1.25% over the next three months. This forecast is based upon the Fed's neutral bias reflected after their December meeting as well as the weak economic conditions that presently exist. With below trend GDP growth expected for the first half of 2003 and a relative high unemployment rate of 6%, we feel the Fed will sit on the sidelines until a more concrete scenario is in place. Additionally, the geo-political wild card has now expanded to North Korea which could once again cause a flight to quality. While the credit markets have bounced back in November and December, they are far from being out of the woods. Headline risk is still in vogue and the daily trials and tribulations of the high beta(3) names and utilities continue with each day adding a new chapter to this continuing saga. Of note this coming year, could be the underfunded pension plan situation which if properly addressed will further decrease corporate profits and further delay economic recovery in the United States.

                                    [CHART]

HSBC Variable Fixed Income Fund   Lehman Brothers Aggregate Bond Index
10000                                           10000
10052                                           10203
10186                                           10511
10293                                           10953
10486                                           11285
10439                                           11349
10875                                           11872
10745                                           11878
10664                                           11889
11097                                           12316
11722                                           12880
11810                                           13082

Average Annual Total Return

1 Year........................................9.92%
Since Inception (5/25/00).....................6.60%

Past performance is not predictive of future results. Investment return and the principal value of shares in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.

The chart above represents a hypothetical $10,000 investment in the Fund versus a similar investment in the Fund's benchmark, and represents the reinvestment of dividends and capital gains in the Fund.

The performance of the HSBC Variable Fixed Income Fund is measured against the Lehman Brothers Aggregate Bond Index a market value-weighted index that generally tracks investment-grade debt issues with at least one year to final maturity. The index is unmanaged and does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in the underlying securities.

HSBC VARIABLE CASH MANAGEMENT FUND                                 ANNUAL REPORT
PORTFOLIO REVIEW                                               DECEMBER 31, 2002
--------------------------------------------------------------------------------


by Edward Merkle
Senior Portfolio Manager, Managing Director, Fixed Income
HSBC Asset Management (Americas) Inc.

For the past year, the short term fixed income markets were witness to lower yields as the economy continued to struggle. With the economy reflecting mixed signals such as strength in housing and manufacturing as well as weakness in the unemployment rate and Gross Domestic Product(1), the Fed remained on hold throughout most of the year. Only when the overall condition of the economy deteriorated further to disturbing levels did the Fed step in and lower interest rate 50 basis points following their November meeting. That easing most likely ended the easing cycle of the Fed as the fed funds target was lowered from 1.75% to 1.25%.

In the portfolio, we attempted to keep the weighted average maturity consistent with our viewpoint of short term interest rates. Additionally, as the year drew to a close, we attempted to capture the benefits of the calender year-end interest rate spike by extending maturities out into late in the first quarter of 2003. The majority of our security selection was in commercial paper that was rated either A1+/P1 or A1/P1. Furthermore, we purchased three types of commercial paper, namely stand alone corporate credits, bank letter of credit enhanced paper and asset backed paper supported by various receivables. To round out our security selection process, we purchased U.S. Agency discount notes to offset our dependence on commercial paper.*

Our house viewpoint is that short-term interest rates will remain unchanged over the next three months if not longer. We believe that only over a 12-month horizon do we finally see a reversal in the direction of interest rates and that will be minimal.

------
(1) Gross Domestic Product (GDP) is the market value of the goods and services produced by labor and property in the United States. The GDP is made up of consumer and government purchases, private domestic investments, and net exports of goods and services. An investment in the Fund is neither guaranteed nor insured by the FDIC or any other Government agency. Although the Fund strives to maintain the value of your investment at $1.00 per share, it is possible to lose money by investing in this Fund.
*   Portfolio composition is subject to change.

HSBC VARIABLE GROWTH AND INCOME FUND          SCHEDULE OF PORTFOLIO INVESTMENTS
                                                              DECEMBER 31, 2002
-------------------------------------------------------------------------------


Security Description                                              Shares     Value($)
--------------------                                              ------     --------
COMMON STOCKS, continued - 96.9%
Banking - 5.4%
Bank of America Corp. ......................................         730      50,786
The Bank of New York Co., Inc. .............................         450      10,782
U.S. Bancorp ...............................................       1,160      24,615
Wells Fargo & Co. ..........................................         700      32,809
                                                                             -------
                                                                             118,992
                                                                             -------
Chemicals - 1.6%
Dow Chemical Co. ...........................................       1,200      35,640
                                                                             -------
Computer Software - 6.0%
Microsoft Corp. (b) ........................................       2,030     104,951
Oracle Corp. (b) ...........................................       2,640      28,512
                                                                             -------
                                                                             133,463
                                                                             -------
Computers & Peripherals - 6.8%
Applied Materials, Inc. (b) ................................       1,540      20,066
Dell Computer Corp. (b) ....................................       1,200      32,088
First Data Corp. ...........................................         540      19,121
Intel Corp. ................................................       2,850      44,375
International Business Machines Corp. ......................         320      24,800
Texas Instruments, Inc. ....................................         700      10,507
                                                                             -------
                                                                             150,957
                                                                             -------
Consumer Manufacturing - 1.8%
Mattel, Inc. ...............................................       1,720      32,938
SPX Corp. (b) ..............................................         200       7,490
                                                                             -------
                                                                              40,428
                                                                             -------
Consumer Products - 8.5%
Anheuser-Busch Cos., Inc. ..................................         380      18,392
Kimberly-Clark Corp. .......................................         430      20,412
PepsiCo, Inc. ..............................................       1,050      44,331
Philip Morris Cos., Inc. ...................................       1,100      44,583
The Coca-Cola Co. ..........................................         640      28,045
The Procter & Gamble Co. ...................................         370      31,798
                                                                             -------
                                                                             187,561
                                                                             -------
Diversified Manufacturing Operations - 7.5%
3M Co. .....................................................         300      36,990
General Electric Co. .......................................       2,690      65,501
Honeywell International, Inc. ..............................       1,050      25,200
ITT Industries, Inc. .......................................         450      27,311
Tyco International Ltd. ....................................         640      10,931
                                                                             -------
                                                                             165,933
                                                                             -------
Financial Services - 11.0%
American Express Co. .......................................         690      24,392
Citigroup, Inc. ............................................       1,910      67,212
Fannie Mae .................................................         620      39,884
Lehman Brothers Holdings, Inc. .............................         290      15,454
MBNA Corp. .................................................       1,140      21,683
Merrill Lynch & Co., Inc. ..................................         710      26,944
Washington Mutual, Inc. ....................................         720      24,862
Willis Group Holdings Ltd. (b) .............................         710      20,356
                                                                             -------
                                                                             240,787
                                                                             -------



                       See notes to financial statements.

HSBC VARIABLE GROWTH AND INCOME FUND          SCHEDULE OF PORTFOLIO INVESTMENTS
                                                              DECEMBER 31, 2002
-------------------------------------------------------------------------------


Security Description                                              Shares     Value($)
--------------------                                              ------     --------
COMMON STOCKS, continued - 96.9%
Health Care - 4.1%
Johnson & Johnson ..........................................         890      47,802
Laboratory Corp. of America Holdings (b) ...................         560      13,014
Medtronic, Inc. ............................................         650      29,640
                                                                             -------
                                                                              90,456
                                                                             -------
Hotels & Lodging - 1.8%
Cendant Corp. (b) ..........................................       1,430      14,986
Starwood Hotels & Resorts Worldwide, Inc. ..................       1,040      24,690
                                                                             -------
                                                                              39,676
                                                                             -------
Insurance - 3.6%
American International Group, Inc. .........................       1,100      63,635
The Allstate Corp. .........................................         200       7,398
XL Capital Ltd. ............................................         110       8,498
                                                                             -------
                                                                              79,531
                                                                             -------
Media - 2.3%
AOL Time Warner, Inc. (b) ..................................       1,950      25,545
Viacom, Inc. Class B (b) ...................................         610      24,864
                                                                             -------
                                                                              50,409
                                                                             -------
Metals & Mining - 0.6%
Alcoa, Inc. ................................................         550      12,529
                                                                             -------

Oil & Gas - 6.6%
Exxon Mobil Corp. ..........................................       2,290      80,013
Nabors Industries Ltd. (b) .................................       1,120      39,502
Occidental Petroleum Corp. .................................         950      27,028
                                                                             -------
                                                                             146,543
                                                                             -------
Paper Products - 0.9%
International Paper Co. ....................................         580      20,283
                                                                             -------

Pharmaceuticals - 10.6%
Amgen, Inc. (b) ............................................         690      33,355
Cardinal Health, Inc. ......................................         790      46,759
Caremark Rx, Inc. (b) ......................................       1,550      25,188
Merck & Co., Inc. ..........................................         590      33,400
Pfizer, Inc. ...............................................       2,240      68,476
Wyeth ......................................................         720      26,928
                                                                             -------
                                                                             234,106
                                                                             -------
Retail Stores - 8.6%
Best Buy Co., Inc. (b) .....................................         690      16,664
Costco Wholesale Corp. (b) .................................         650      18,239
CVS Corp. ..................................................         850      21,225
Home Depot, Inc. ...........................................         980      23,481
The Gap, Inc. ..............................................       2,100      32,591
Wal-Mart Stores, Inc. ......................................       1,550      78,290
                                                                             -------
                                                                             190,490
                                                                             -------
Telecommunications - 5.3%
BellSouth Corp. ............................................         788      20,386
Cisco Systems, Inc. (b) ....................................       2,530      33,143
SBC Communications, Inc. ...................................         780      21,146
Verizon Communications, Inc. ...............................       1,100      42,624
                                                                             -------
                                                                             117,299
                                                                             -------



                       See notes to financial statements.

HSBC VARIABLE GROWTH AND INCOME FUND          SCHEDULE OF PORTFOLIO INVESTMENTS
                                                              DECEMBER 31, 2002
-------------------------------------------------------------------------------


Security Description                                              Shares     Value($)
--------------------                                              ------     --------
COMMON STOCKS, continued - 96.9%
Transportation Services - 0.9%
United Parcel Service, Inc. Class B ........................         310      19,555
                                                                             -------

Utilities - 3.0%
Ameren Corp. ...............................................         290      12,055
Consolidated Edison, Inc. ..................................         330      14,131
Southern Co. ...............................................       1,400      39,746
                                                                           ---------
                                                                              65,932
                                                                           ---------
TOTAL COMMON STOCKS ........................................               2,140,570
                                                                           =========

                                                                   Principal
Security Description                                               Amount($)  Value($)
--------------------                                               --------   --------
DAILY SWEEP VEHICLES - 3.7%
Bank of New York Cash Sweep ................................      82,792      82,792
                                                                           ---------
TOTAL DAILY SWEEP VEHICLES .................................                  82,792
                                                                           =========
TOTAL INVESTMENTS (Cost $2,555,046) (a) - 100.6%                           2,223,362
                                                                           =========

----------------

Percentages indicated are based on net assets of $2,209,503

(a) Represents cost for financial reporting purposes and differs for federal income tax purposes by the amount of losses recognized for financial reporting purposes in excess of federal income tax reporting of approximately $34,483. Cost for federal income tax purposes differs from value by net unrealized depreciation of securities as follows:

   Unrealized appreciation...................       $  29,142
   Unrealized depreciation...................        (395,309)
                                                    ---------
   Net unrealized depreciation...............       $(366,167)
                                                    =========

(b) Represents non-income producing security.

















                       See notes to financial statements.

HSBC VARIABLE FIXED INCOME FUND                SCHEDULE OF PORTFOLIO INVESTMENTS
                                                               DECEMBER 31, 2002
--------------------------------------------------------------------------------

                                                                          Principal
Security Description                                                      Amount($)             Value($)
--------------------                                                      ---------             --------
U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS - 79.5%
Federal Home Loan Bank - 8.8%
5.13%, 3/6/06 ..........................................................   150,000                163,129
4.88%, 11/15/06 ........................................................    80,000                 86,267
                                                                                                ---------
                                                                                                  249,396
                                                                                                ---------
Federal Home Loan Mortgage Corporation - 8.1%
6.63%, 9/15/09 .........................................................   100,000                117,466
6.00%, 6/15/11 .........................................................   100,000                113,452
                                                                                                ---------
                                                                                                  230,918
                                                                                                ---------
Federal National Mortgage Association - 12.0%
2.88%, 10/15/05 ........................................................   125,000                127,460
5.00%, 1/15/07 .........................................................    80,000                 86,796
3.25%, 11/15/07 ........................................................   125,000                126,089
                                                                                                ---------
                                                                                                  340,345
                                                                                                ---------
Student Loan Marketing Association - 1.5%
4.75%, 4/23/04 .........................................................    40,000                 41,764
                                                                                                ---------

U.S. Treasury Bonds - 5.1%
8.00%, 11/15/21 ........................................................    75,000                104,525
6.13%, 11/15/27 ........................................................    35,000                 40,905
                                                                                                ---------
                                                                                                  145,430
                                                                                                ---------
U.S. Treasury Notes - 44.0%
4.75%, 2/15/04..........................................................   250,000                259,864
5.88%, 11/15/04.........................................................   275,000                297,097
5.75%, 11/15/05.........................................................   150,000                165,861
7.00%, 7/15/06..........................................................   150,000                173,959
3.50%, 11/15/06.........................................................   125,000                130,117
4.00%, 11/15/12.........................................................   225,000                228,252
                                                                                                ---------
                                                                                                1,255,150
                                                                                                ---------
TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS                                         2,263,003
                                                                                                ---------

CORPORATE BONDS - 19.3%
Banking & Finance - 12.5%
General Electric Capital Corp., 5.88%, 2/15/12 .........................   200,000                214,197
J.P. Morgan Chase & Co., 5.63%, 8/15/06 ................................    80,000                 85,652
Merrill Lynch & Co., 7.38%, 5/15/06 ....................................    50,000                 56,362
                                                                                                ---------
                                                                                                  356,211
                                                                                                ---------
Pharmaceuticals - 3.1%
Abbott Laboratories, 5.63%, 7/1/06 .....................................    80,000                 87,528
                                                                                                ---------

Retail - 3.7%
Wal-Mart Stores, Inc., 4.38%, 7/12/07 ..................................   100,000                105,529
                                                                                                ---------
TOTAL CORPORATE BONDS ..................................................                          549,268
                                                                                                ---------












                       See notes to financial statements.

HSBC VARIABLE FIXED INCOME FUND                SCHEDULE OF PORTFOLIO INVESTMENTS
                                                               DECEMBER 31, 2002
--------------------------------------------------------------------------------


                                                                          Principal
Security Description                                                      Amount($)             Value($)
--------------------                                                      ---------             --------
DAILY SWEEP VEHICLES - 0.4%
Bank of New York Cash Sweep ............................................    11,127                 11,127
                                                                                              -----------
TOTAL DAILY SWEEP VEHICLES .............................................                           11,127
                                                                                              -----------
TOTAL INVESTMENTS (Cost $2,710,611) (a) - 99.2%                                                 2,823,398
                                                                                              -----------

-----------------

Percentages indicated are based on net assets of $2,847,252

(a) Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows:

   Unrealized appreciation .............................$113,062
   Unrealized depreciation .............................    (275)
                                                        --------
   Net unrealized appreciation .........................$112,787
                                                        ========


                       See notes to financial statements.

HSBC VARIABLE CASH MANAGEMENT FUND             SCHEDULE OF PORTFOLIO INVESTMENTS
                                                               DECEMBER 31, 2002
--------------------------------------------------------------------------------

                                              Principal
Security Description                          Amount($)       Value($)
--------------------                          ---------       --------
COMMERCIAL PAPER* - 95.2%
Banking - 28.7%
Banco Bradesco, 1.35%, 2/18/03..............    165,000         164,703
Banco Santander, 1.35%, 3/6/03..............    204,000         203,512
Danske Bank, 1.32%, 2/18/03.................    204,000         203,640
Lloyd's Bank, 1.31%, 3/26/03................    200,000         199,389
Rabo Bank, 1.34%, 1/17/03...................    200,000         199,881
Societe Generale, 1.32%, 2/18/03............    200,000         199,648
Westpactrust, 1.32%, 2/13/03................    103,000         102,838
                                                              ---------
                                                              1,273,611
                                                              ---------
Construction Materials - 4.7%
Cemex, 1.38%, 1/28/03.......................    210,000         209,783
                                                              ---------
Diversified Manufacturing Operations - 3.6%
Louis Dreyfus Group, 1.32%, 1/15/03.........    160,000         159,918
                                                              ---------
Energy - 15.3%
AES Shadey Point, 1.36%, 3/3/03.............    204,000         203,530
BP America, Inc., 1.30%, 3/26/03............    204,000         203,381
FPL Group, Inc., 1.50%, 1/17/03.............    165,000         164,890
Pemex Capital, 1.34%, 4/10/03...............    110,000         109,598
                                                              ---------
                                                                681,399
                                                              ---------
Financial Services - 36.4%
ABN Amro NV, 1.30%, 1/21/03.................    204,000         203,853
American Honda Finance Corp., 1.28%, 1/24/03    150,000         149,877
Australia and New Zealand Banking Group Ltd.,
  1.76%, 1/16/03............................    173,000         172,874
Enterprise Funding, 1.35%, 1/21/03..........    210,000         209,842
HBOS, 1.30%, 2/20/03........................    202,000         201,635
International Lease Finance, 1.30%, 2/25/03     150,000         149,702
Paccar Financial Corp., 1.68%, 1/7/03.......    161,000         160,955
Toyota Motor Credit Corp., 1.33%, 1/29/03...    165,000         164,829
UBS Mortgage Finance, Inc., 1.31%, 3/26/03..    200,000         199,389
                                                              ---------
                                                              1,612,956
                                                              ---------
Insurance - 2.0%
ING Americas, 1.82%, 1/31/03................     90,000          89,865
                                                              ---------
Pharmaceuticals - 4.5%
Schering - Plough Corp., 1.30%, 2/10/03.....    200,000         199,711
                                                              ---------
TOTAL COMMERCIAL PAPER                                        4,227,243
                                                              ---------

U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS - 4.5%
Federal Home Loan Bank - 4.5%
1.24%, 2/26/03*.............................    200,000         199,614
                                                              ---------
TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS         199,614
                                                              ---------
DAILY SWEEP VEHICLES - 0.5%
Bank of New York Cash Sweep.................     23,396          23,396
                                                              ---------
TOTAL DAILY SWEEP VEHICLES                                       23,396
                                                              ---------
TOTAL INVESTMENTS (Cost $4,450,253) (a) - 100.2%              4,450,253
                                                              ---------

-----------
Percentages indicated are based on net assets of $4,440,371.
* Rate presented indicates the effective yield at time of purchase.
(a) Cost and value for federal income tax and financial reporting purposes are the same.


                       See notes to financial statements.

HSBC VARIABLE INSURANCE FUNDS               STATEMENTS OF ASSETS AND LIABILITIES
                                                               DECEMBER 31, 2002
--------------------------------------------------------------------------------

                                                           HSBC Variable   HSBC Variable    HSBC Variable
                                                            Growth and      Fixed Income   Cash Management
                                                            Income Fund         Fund            Fund
                                                           -------------   -------------   ---------------
Assets:
Investments, at value ..................................    $ 2,223,362     $ 2,823,398        $ 4,450,253
Interest and dividends receivable ......................          3,971          34,894                 23
Receivable from Investment Adviser .....................          6,368           5,566              6,856
Prepaid expenses .......................................            654             935                676
                                                            -----------     -----------        -----------
Total Assets ...........................................      2,234,355       2,864,793          4,457,808
                                                            -----------     -----------        -----------

Liabilities:
Distributions payable ..................................           --             6,134              1,656
Accrued expenses:
  Other ................................................         24,852          11,407             15,781
                                                            -----------     -----------        -----------
Total Liabilities ......................................         24,852          17,541             17,437
                                                            -----------     -----------        -----------

Net Assets .............................................    $ 2,209,503     $ 2,847,252        $ 4,440,371
                                                            -----------     -----------        -----------
                                                            -----------     -----------        -----------

Composition of Net Assets:
Capital ................................................    $ 2,979,128     $ 2,710,959        $ 4,440,415
Accumulated net investment income ......................          2,111            --                   10
Accumulated net realized gains (losses) from
  investment transactions ..............................       (440,052)         23,506                 (54)
                                                            -----------     -----------        -----------
Unrealized appreciation (depreciation) from
  investments ..........................................       (331,684)        112,787               --
                                                            -----------     -----------        -----------
Net Assets .............................................    $ 2,209,503     $ 2,847,252        $ 4,440,371
                                                            -----------     -----------        -----------
                                                            -----------     -----------        -----------
Shares Outstanding .....................................        347,990         263,768          4,440,424
Net Asset Value, Offering Price and
   Redemption Price per share ..........................          $6.35          $10.79              $1.00
                                                            -----------     -----------        -----------
                                                            -----------     -----------        -----------
Investments, at cost ...................................    $ 2,555,046     $ 2,710,611        $ 4,450,253
                                                            -----------     -----------        -----------
                                                            -----------     -----------        -----------

                       See notes to financial statements.

HSBC VARIABLE INSURANCE FUNDS                           STATEMENTS OF OPERATIONS
                                                               DECEMBER 31, 2002
--------------------------------------------------------------------------------

                                                               HSBC Variable  HSBC Variable  HSBC Variable
                                                                Growth and     Fixed Income  Cash Management
                                                                Income Fund      Fund             Fund
                                                               ---------     ---------       ---------
Investment Income:
Interest ..................................................    $    --       $  76,367       $  38,975
Dividend ..................................................       31,398           345             211
                                                               ---------     ---------       ---------
Total Investment Income ...................................       31,398        76,712          39,186
                                                               ---------     ---------       ---------

Expenses:
Investment Adviser ........................................       11,137        10,241           7,956
Administration ............................................       20,019        20,001          20,036
Accounting ................................................       15,439         6,036           6,170
Audit .....................................................        6,970        10,810          10,760
Custodian .................................................        6,935         1,023           2,071
Legal .....................................................       16,678        14,506          15,463
Printing ..................................................        5,535         5,665           6,538
Transfer agent ............................................        7,005         7,093           9,230
Trustees ..................................................        2,374         1,883           1,962
Other .....................................................        2,018         1,066           1,526
                                                               ---------     ---------       ---------
     Total expenses before fee reductions
       and reimbursements .................................       94,110        78,324          81,712
     Fee reductions and reimbursements
       from the Investment Adviser ........................      (70,823)      (56,911)        (60,571)
                                                               ---------     ---------       ---------
     Net Expenses .........................................       23,287        21,413          21,141
                                                               ---------     ---------       ---------

Net Investment Income .....................................        8,111        55,299          18,045
                                                               ---------     ---------       ---------

Net Realized/Unrealized Gains (Losses)
  From Investments:
Net realized gains (losses) from
  investment transactions .................................     (281,243)       23,506               8
Change in unrealized appreciation/depreciation
  from investments ........................................     (323,263)      113,759            --
                                                               ---------     ---------       ---------
Net Realized/Unrealized gains (losses)
  from investments ........................................     (604,506)      137,265               8
                                                               ---------     ---------       ---------
Change In Net Assets Resulting From Operations                 $(596,395)    $ 192,564       $  18,053
                                                               ---------     ---------       ---------
                                                               ---------     ---------       ---------


                       See notes to financial statements.

HSBC VARIABLE GROWTH AND INCOME FUND          STATEMENT OF CHANGES IN NET ASSETS
                                                               DECEMBER 31, 2002
--------------------------------------------------------------------------------

                                                     HSBC Variable Growth and Income Fund
                                                    --------------------------------------
                                                    For the year ended  For the year ended
                                                        December 31,        December 31,
                                                           2002                2001
                                                    ------------------  ------------------
Investment Activities:
Operations:
Net investment income ..............................    $     8,111     $     1,379
Net realized losses from investment transactions ...       (281,243)       (158,809)
Change in unrealized appreciation/
     depreciation from investments .................       (323,263)         (8,421)
                                                        -----------     -----------
Change in net assets resulting from operations .....       (596,395)       (165,851)
                                                        -----------     -----------
Dividends:
  Net investment income ............................         (6,000)         (4,508)
                                                        -----------     -----------
Change in net assets from shareholder dividends ....         (6,000)         (4,508)
                                                        -----------     -----------
Capital Transactions:
  Proceeds from shares issued ......................      1,414,342       1,457,842
  Dividends reinvested .............................          6,000           4,508
  Cost of shares redeemed ..........................       (231,969)        (42,795)
                                                        -----------     -----------
Change in net assets from capital share transactions      1,188,373       1,419,555
                                                        -----------     -----------
Change in net assets ...............................        585,978       1,249,196
Net Assets:
  Beginning of period ..............................      1,623,525         374,329
                                                        -----------     -----------
  End of period ....................................    $ 2,209,503     $ 1,623,525
                                                        -----------     -----------
                                                        -----------     -----------

  Accumulated net investment income ................    $     2,111     $      --
                                                        -----------     -----------
                                                        -----------     -----------

Share Transactions:
  Issued ...........................................        189,171         159,137
  Reinvested .......................................            924             527
  Redeemed .........................................        (33,458)         (4,803)
                                                        -----------     -----------
Change in Shares ...................................        156,637         154,861
                                                        -----------     -----------
                                                        -----------     -----------

                       See notes to financial statements.

HSBC VARIABLE FIXED INCOME FUND               STATEMENT OF CHANGES IN NET ASSETS
                                                               DECEMBER 31, 2002
--------------------------------------------------------------------------------

                                                              HSBC Variable Fixed Income Fund
                                                       -----------------------------------------
                                                       For the year ended     For the year ended
                                                         December 31,           December 31,
                                                            2002                   2001
                                                         -----------           -----------

Investment Activities:
Operations:
  Net investment income ............................     $    55,299           $     7,676
  Net realized gains from investment transactions ..          23,506                    48
  Change in unrealized appreciation/
  depreciation from investments ....................         113,759                  (972)
                                                         -----------           -----------
Change in net assets resulting from operations .....         192,564                 6,752
                                                         -----------           -----------
Dividends:
  Net investment income ............................         (55,347)               (7,676)
                                                         -----------           -----------
Change in net assets from shareholder dividends ....         (55,347)               (7,676)
                                                         -----------           -----------
Capital Transactions:
  Proceeds from shares issued ......................       2,232,345               878,505
  Dividends reinvested .............................          50,723                 6,256
  Cost of shares redeemed ..........................        (472,571)              (10,639)
                                                         -----------           -----------
Change in net assets from capital share transactions       1,810,497               874,122
                                                         -----------           -----------
Change in net assets ...............................       1,947,714               873,198
Net Assets:
  Beginning of period ..............................         899,538                26,340
                                                         -----------           -----------
  End of period ....................................     $ 2,847,252           $   899,538
                                                         ===========           ===========

  Accumulated net investment income ................     $         -           $        48
                                                         ===========           ===========

Share Transactions:
  Issued ...........................................         215,744                86,666
  Reinvested .......................................           4,878                   614
  Redeemed .........................................         (45,712)               (1,056)
                                                         -----------           -----------
Change in Shares ...................................         174,910                86,224
                                                         ===========           ===========


                       See notes to financial statements.

HSBC VARIABLE CASH MANAGEMENT FUND            STATEMENT OF CHANGES IN NET ASSETS
                                                               DECEMBER 31, 2002
--------------------------------------------------------------------------------


                                                                  HSBC  Variable Cash Management Fund
                                                                ---------------------------------------
                                                                For the year ended   For the year ended
                                                                  December 31,         December 31,
                                                                     2002                 2001
                                                                  -----------          ----------

Investment Activities:
Operations:
  Net investment income ..................................        $    18,045         $    15,182
  Net realized gains (losses) from investment transactions                  8                 (62)
                                                                  -----------          ----------
  Change in net assets resulting from operations .........             18,053              15,120
                                                                  -----------          ----------
Dividends:
  Net investment income ..................................            (18,035)            (15,192)
                                                                  -----------          ----------
Change in net assets from shareholder dividends ..........            (18,035)            (15,192)
                                                                  -----------          ----------
Capital Transactions:
  Proceeds from shares issued ............................          4,089,740           1,967,152
  Dividends reinvested ...................................             17,397              14,745
  Cost of shares redeemed ................................         (1,435,567)           (368,507)
                                                                  -----------          ----------
Change in net assets from capital share transactions .....          2,671,570           1,613,390
                                                                  -----------          ----------
Change in net assets .....................................          2,671,588           1,613,318
Net Assets:
  Beginning of period ....................................          1,768,783             155,465
                                                                  -----------          ----------
  End of period ..........................................        $ 4,440,371          $1,768,783
                                                                  ===========          ==========

  Accumulated net investment income ......................        $        10          $     --
                                                                  ===========          ==========

Share Transactions:
  Issued .................................................          4,089,740           1,967,151
  Reinvested .............................................             17,397              14,745
  Redeemed ...............................................         (1,435,567)           (368,507)
                                                                  -----------          ----------
Change in Shares .........................................          2,671,570           1,613,389
                                                                  ===========          ==========

                       See notes to financial statements.

HSBC VARIABLE GROWTH AND INCOME FUND                        FINANCIAL HIGHLIGHTS
                                                               DECEMBER 31, 2002
--------------------------------------------------------------------------------


                                                                            HSBC  Variable Growth and Income Fund
                                                                --------------------------------------------------------------
                                                                For the year ended   For the year ended   For the period ended
                                                                  December 31,         December 31,         December 31,
                                                                     2002                 2001                 2000*
                                                                   -------              -------               ------

Net Asset Value, Beginning of Period ...............               $  8.48              $ 10.26               $10.00
                                                                   -------              -------               ------

Investment Activities:
  Net investment income ............................                  0.02                 0.01                 0.26+
  Net realized and unrealized loss from
   investment transactions .........................                 (2.13)               (1.77)                 --
                                                                   -------              -------               ------
    Total from investment activities ...............                 (2.11)               (1.76)                0.26
                                                                   -------              -------               ------

Dividends:
  Net investment income ............................                 (0.02)               (0.02)                 --
                                                                   -------              -------               ------
    Total dividends ................................                 (0.02)               (0.02)                 --
                                                                   -------              -------               ------

Net Asset Value, End of Period .....................               $  6.35              $  8.48               $10.26
                                                                   =======              =======               ======

Total return .......................................                (24.92%)             (17.12%)               2.60%(a)
Ratios/Supplemental Data:
Net assets at end of period (000) ..................               $  2,210             $  1,624              $  374
Ratio of expenses to average net assets ............                  1.15%                1.15%                1.07%(b)
Ratio of net investment income to average net assets                  0.40%                0.13%                4.18%(b)
Ratio of expenses to average net assets** ..........                  4.64%                8.47%               39.75%(b)
Portfolio turnover .................................                 54.80%               59.61%                 (c)



----------
+ Calculated based on average shares during the period.
* Fund commenced operations on May 25, 2000.
** During the period certain fees were voluntarily reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
(a) Not annualized.
(b) Annualized.
(c) During the period, no purchases or sales of long-term securities occurred.


                       See notes to financial statements.

HSBC VARIABLE FIXED INCOME FUND                             FINANCIAL HIGHLIGHTS
                                                               DECEMBER 31, 2002
--------------------------------------------------------------------------------


                                                                               HSBC  Variable Fixed Income Fund
                                                               ---------------------------------------------------------------
                                                               For the year ended    For the year ended   For the period ended
                                                                   December,           December 31,         December 31,
                                                                     2002                 2001                 2000*
                                                                    ------               ------               ------

Net Asset Value, Beginning of Period ...............                $10.12               $10.00             $10.00
                                                                    ------               ------             ------
Investment Activities:
  Net investment income ............................                  0.32                 0.32               0.29
  Net realized and unrealized gains
  from investment transactions .....................                  0.67                 0.12                 --
                                                                    ------               ------             ------
    Total from investment activities ...............                  0.99                 0.44               0.29
                                                                    ------               ------             ------

Dividends:
  Net investment income ............................                 (0.32)               (0.32)             (0.29)
                                                                    ------               ------             ------
    Total dividends ................................                 (0.32)               (0.32)             (0.29)
                                                                    ------               ------             ------

Net Asset Value, End of Period .....................                $10.79               $10.12             $10.00
                                                                    ======               ======             ======

Total return .......................................                  9.92%                4.42%              2.93%(a)

Ratios/Supplemental Data:
Net assets at end of period (000) ..................                $2,847               $  900             $   26
Ratio of expenses to average net assets ............                  1.15%                1.15%              1.03%(b)
Ratio of net investment income to average net assets                  2.96%                2.99%              4.25%(b)
Ratio of expenses to average net assets** ..........                  4.19%               29.92%            407.90%(b)
Portfolio turnover .................................                 47.86%               13.63%              (c)



----------
*  Fund commenced operations on May 25, 2000.
** During the period, certain fees were voluntarily reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
(a) Not annualized.
(b) Annualized.
(c) During the period, no purchases or sales of long-term securities occurred.


                       See notes to financial statements.

HSBC VARIABLE CASH MANAGEMENT FUND                          FINANCIAL HIGHLIGHTS
                                                               DECEMBER 31, 2002
--------------------------------------------------------------------------------

                                                                  HSBC  Variable Cash Management Fund
                                                        -------------------------------------------------------------
                                                        For the year ended  For the year ended  For the period ended
                                                            December 31,        December 31,         December 31,
                                                                2002                2001                2000*
                                                        ------------------- ------------------- ---------------------
Net Asset Value, Beginning of Period ..................         $1.00              $1.00                $1.00
                                                             --------          ---------             --------
Investment Activities:
  Net investment income ...............................          0.01               0.03                 0.03
                                                             --------          ---------             --------
    Total from investment activities ..................          0.01               0.03                 0.03
                                                             --------          ---------             --------

Dividends:
  Net investment income ...............................         (0.01)             (0.03)               (0.03)
                                                             --------          ---------             --------
    Total dividends ...................................         (0.01)             (0.03)               (0.03)
                                                             --------          ---------             --------

Net Asset Value, End of Period ........................         $1.00              $1.00                $1.00
                                                             ========          =========             ========

Total return ..........................................          0.84%              2.59%                2.71%(a)

Ratios/Supplemental Data: .............................
Net assets at end of period (000) .....................        $4,440             $1,769                 $155
Ratio of expenses to average net assets ...............          0.93%              0.93%                0.94%(b)
Ratio of net investment income to average net assets ..          0.79%              2.10%                4.34%(b)
Ratio of expenses to average net assets** .............          3.59%             11.63%               43.08%(b)

------
*  Fund commenced operations on May 25, 2000.

** During the period, certain fees were voluntarily reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(a) Not annualized.

(b) Annualized.

                       See notes to financial statements.

HSBC VARIABLE INSURANCE FUNDS                      NOTES TO FINANCIAL STATEMENTS
                                                               DECEMBER 31, 2002
--------------------------------------------------------------------------------

1. Organization:

The Variable Insurance Funds (the "Trust"), a Massachusetts business trust organized on July 20, 1994, is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with multiple investment portfolios. The Trust is authorized to issue an unlimited number of shares without par value. The accompanying financial statements are for the HSBC Variable Growth and Income Fund, the HSBC Variable Fixed Income Fund, and the HSBC Variable Cash Management Fund (individually a "Fund", collectively the "Funds"). The Funds commenced operations on May 25, 2000. Shares of the Funds are offered to a separate account of qualified life insurance companies, as well as other eligible purchasers.

2. Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Securities Valuation:

Bonds and other fixed income securities (other than short-term obligations but including listed issues) are generally valued on the basis of valuations furnished by a pricing service, the use of which has been approved by the Board of Trustees. In making such valuations, the pricing service utilizes both dealer-supplied valuations and the use of matrix techniques which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics other than market data and without exclusive reliance upon quoted prices or exchanges or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities. All debt portfolio securities with a remaining maturity of 60 days or less are valued at amortized cost, which approximates fair value. Under the amortized cost method, premium or discount, if any, is amortized or accreted, respectively, on a constant (straight-line) basis to the maturity of the security.

The value of each equity security is based either on the last sale price on a national securities exchange, or in the absence of recorded sales, at the closing bid prices on such exchanges, or at the quoted bid price in the over-the-counter market. Securities or other assets for which market quotations are not readily available are valued by or at the direction of the Funds' Board of Trustees.

Investments of the HSBC Variable Cash Management Fund are valued at amortized cost, which approximates value, except for investments in other money market funds, which are priced at net asset value. Under the amortized cost method, premium or discount, if any, is amortized or accreted, respectively, on a constant (straight-line) basis to the maturity of the security.

Security Transactions and Related Income:

Security transactions are accounted for on the date the security is purchased or sold. Securities gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount. Dividend income is recorded on the ex-dividend date.

Expense Allocation:

Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionately among various or all Funds within the Trust in relation to the net assets of each Fund or another reasonable basis.

HSBC VARIABLE INSURANCE FUNDS                      NOTES TO FINANCIAL STATEMENTS
                                                               DECEMBER 31, 2002
--------------------------------------------------------------------------------

Dividends to Shareholders:

Each Fund intends to distribute to its shareholders, at least annually, substantially all of its net investment income and any net realized gains. Additional dividends are also made to the Funds' shareholders to the extent necessary to avoid the federal excise tax on certain undistributed income and net realized gains of regulated investment companies.

The amount of dividends from net investment income and net realized gains are determined in accordance with federal income tax regulations that may differ from GAAP. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (i.e. reclassification of market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified to capital; temporary differences do not require reclassification.

Federal Income Taxes:

Each Fund is a separate taxable entity for federal tax purposes. Each Fund has qualified and intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended and to distribute substantially all of its net investment income and net realized gains, if any to its shareholders. Accordingly, no provision for federal or excise tax is required.

3. Related Party Transactions:

Investment Adviser:
HSBC Asset Management (Americas) Inc. ("HSBC" or the "Adviser"), a wholly owned subsidiary of HSBC Bank USA, a New York State chartered bank, acts as Investment Adviser for the Funds. For its services, the Adviser is entitled to receive a fee, accrued daily, and paid monthly, based on average daily net assets, at the following annual rates:

Fund Fee Rate
HSBC Variable Growth and Income Fund .......................... 0.55%
HSBC Variable Fixed Income Fund ............................... 0.55%
HSBC Variable Cash Management Fund ............................ 0.35%

The Adviser has voluntarily reduced a portion of its fees and, to the extent necessary, reimbursed the Funds for certain expenses.

Administrator, Fund Accountant and Distributor:

BISYS Fund Services Ohio, Inc. ("BISYS"), a subsidiary of The BISYS Group, Inc., with whom certain officers and trustees are affiliated, serves the Trust as administrator and fund accountant. Such officers and trustees are not paid any fees directly by the Funds for serving as officers and trustees of the Trust. In accordance with the terms of the Management and Administration Agreement and Fund Accounting Agreement, BISYS is entitled to receive a fixed fee per Fund, accrued daily and paid monthly. In addition, BISYS Fund Services Limited Partnership serves, without compensation, as Distributor of the Funds.

Transfer Agent and Custodian:

BISYS provides transfer agency services for the Funds. For these services to the Funds, BISYS receives an annual fee accrued daily and paid monthly. In addition, Bank of New York serves as custodian for the Funds.

HSBC VARIABLE INSURANCE FUNDS                      NOTES TO FINANCIAL STATEMENTS
                                                               DECEMBER 31, 2002
--------------------------------------------------------------------------------


Variable Contract Owner Servicing Plan:

The Trust has adopted a Variable Contract Owner Servicing Plan (the "Service Plan") under which each Fund may pay a fee computed daily and paid monthly, at an annual rate of up to 0.25% of the average daily net assets of the Fund. A servicing agent may periodically waive all or a portion of its servicing fees. For the year ended December 31, 2002, the Funds did not make payments under any Service Plans.

4. Investment Transactions:

Purchases of and proceeds from sales, excluding short-term securities, for the Funds for the year ended December 31, 2002 totaled:

Fund                                                                    Purchases        Sales

HSBC Variable Growth and Income Fund  ..............................    $2,238,210     $1,075,809
HSBC Variable Fixed Income Fund.....................................     2,694,706        837,633

5. Change of Auditors (Unaudited):

On November 20, 2002, the Board of Trustees of the Funds approved the decision to change independent accountants and engage KPMG LLP as its new independent accountants as of that date.

6. Federal Income Tax Information:

The tax characteristics of dividends paid by the Funds during the fiscal year ended December 31, 2002 were as follows:

                                            Dividends paid from
                                        ---------------------------
                                        Ordinary      Net Long Term   Total Taxable       Tax Exempt      Total Dividends
                                         Income       Capital Gains      Dividends       Distributions          Paid(1)
                                        --------      -------------   -------------      -------------    ---------------
HSBC Variable Growth and Income Fund    $ 6,000          $    -           $ 6,000           $    -             $ 6,000
HSBC Variable Fixed Income Fund          50,723               -            50,723                -              50,723
HSBC Variable Cash Management Fund       17,396               -            17,396                -              17,396

As of December 31, 2002, the components of accumulated earnings/(deficit) on a tax basis for the Funds were as follows:


                                       Undis-      Undis-                           Accumulated                     Total
                                      tributed    tributed                           Capital       Unrealized     Accumulated
                                      Ordinary   Tax Exempt  Accumulated Dividends  and Other     Appreciation/    Earnings/
                                       Income      Income      Earnings   Payable     Losses    (Depreciation)(2)  (Deficit)
                                      --------   ----------  ----------- ---------  ---------   ---------------- ------------
HSBC Variable Growth and Income Fund   $ 2,111     $  -        $ 2,111    $   -     $(405,568)      $(366,167)     $(769,624)
HSBC Variable Fixed Income Fund         22,981      6,659       29,640     (6,134)        -           112,787        136,293
HSBC Variable Cash Management Fund       1,666        -          1,666     (1,656)        (54)            -              (44)

As of December 31, 2002, the following Funds have net capital loss carryforwards, which are available to offset future realized gains.

                                           Amount         Expires
                                           ------         -------
HSBC Variable Growth and Income Fund      $145,486          2009
                                           260,082          2010
HSBC Variable Cash Management Fund             54           2009

(1) Total dividends paid may differ from the amount reported in the Statement of Changes in Net Assets because for tax purposes dividends are recognized when actually paid.


(2) The differences between book-basis and tax-basis unrealized appreciation/deprecation are attributable primarily to:
    tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains/losses on certain derivative instruments, the difference between book and tax amortization methods for premium and market discount, the realization for tax purposes of unrealized gains/losses on investments in passive foreign investment companies, and the return of capital adjustments from real estate investment trusts.

HSBC VARIABLE INSURANCE FUNDS                  REPORT OF INDEPENDENT ACCOUNTANTS
                                                               DECEMBER 31, 2002
--------------------------------------------------------------------------------

To the Shareholders and Board of Trustees of HSBC Variable Insurance Funds:

We have audited the accompanying statements of assets and liabilities of HSBC Variable Insurance Funds - HSBC Variable Growth and Income Fund, HSBC Variable Fixed Income Fund and HSBC Variable Cash Management Fund (collectively, the Funds), including the schedules of portfolio investments, as of December 31, 2002, and the related statements of operations, changes in net assets and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The accompanying statements of changes in net assets and financial highlights for the periods ended December 31, 2001 and prior were audited by other auditors whose report thereon dated February 4, 2002, expressed an unqualified opinion on those financial statements and financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included verification of securities owned as of December 31, 2002, by confirmation with the custodian, correspondence with brokers and other appropriate audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds at December 31, 2002, the results of their operations, changes in their net assets and financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.


KPMG LLP
Columbus, Ohio
February 14, 2003

HSBC VARIABLE INSURANCE FUNDS                                           TRUSTEES
                                                               DECEMBER 31, 2002
--------------------------------------------------------------------------------




Name, Address, and Age          Position(s)         Term of            Principal        Number of        Other
                                 Held with        Office and         Occupation(s)     Portfolios      Trusteeships
                                   Fund           Length of         During Past 5        in Fund         Held by
                                                    Time                Years            Complex         Trustee*
                                                    Served                              Overseen
                                                                                       by Trustee
---------------------------------------------------------------------------------------------------------------------
Non-Interested Trustees
---------------------------------------------------------------------------------------------------------------------
James H. Woodward               Trustee             Indefinite        Chancellor,          53        J.A. Jones, Inc.
University of North                                 4/97 to           University of
Carolina at Charlotte                               Present           North Carolina                 AmSouth
9201 University City Blvd.                                            at Charlotte                   Mutual Funds
Charlotte, NC 28223                                                   7/89 to present
Birthdate:  11/24/1939

Michael Van Buskirk             Trustee             Indefinite        Chief Executive      25        Coventry
3435 Stelzer Road                                   4/97 to           Office, Ohio                   Corporation
Columbus, OH 43219                                  Present           Bankers Assoc.
Birthdate:  2/22/1947                                                 (industry trade
                                                                      association)
                                                                      5/91 to present
---------------------------------------------------------------------------------------------------------------------
Interested Trustee
---------------------------------------------------------------------------------------------------------------------
Walter B. Grimm(1)              Trustee             Indefinite        Employee of          25        1st Source
3435 Stelzer Road                                   4/97 to           BISYS Fund                     Monogram Funds
Columbus, OH 43219                                                    Services
Birthdate: 6/30/1945                                                  6/92 to present                American
                                                                                                     Performance
                                                                                                     Funds

                                                                                                     Brenton Mutual
                                                                                                     Funds

                                                                                                     Counter Bond
                                                                                                     Fund

                                                                                                     Kensington
                                                                                                     Funds

                                                                                                     Performance
                                                                                                     Funds
                                                                                                     Trust

                                                                                                     The Shelby
                                                                                                     Funds

                                                                                                     United American
                                                                                                     Cash Reserves

                                                                                                     UST of Boston

*  Not reflected in prior column.

(1) Mr. Grimm has been deemed to be an "interested person," as defined by the Investment Company Act of 1940 Act, because of his employment with BISYS Fund Services.

HSBC VARIABLE INSURANCE FUNDS
--------------------------------------------------------------------------------

HSBC Variable Insurance Funds
3435 Stelzer Road
Columbus, OH 43219

Information:
(800) 634-2536

Investment Adviser:
HSBC Asset Management (Americas) Inc.
452 Fifth Avenue, 18th Floor
New York, N.Y. 10018

Distributor, Administrator, Transfer Agent and Dividend Disbursing Agent:
BISYS Fund Services
3435 Stelzer Road
Columbus, OH 43219

Custodian:
The Bank of New York
90 Washington Street
New York, New York 10286

Independent Auditors:
KPMG LLP
191 West Nationwide Blvd.
Suite 500
Columbus, OH 43215

Legal Counsel:
Dechert
1775 Eye Street, N.W.
Washington, D.C. 20006

This report is for the information of the shareholders of the The Variable Insurance Funds. Its use in connection with any offering of the Trust's shares is authorized only in case of a concurrent or prior delivery of the Trust's current prospectus. Shares of the Funds are not an obligation of or guaranteed or endorsed by HSBC Holdings plc or its affiliates. An investment in the Funds is neither insured nor guaranteed by the FDIC or any other government agency, and involve investment risk, including the possible loss of principal.


02/03